UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015

VECTRUS, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0001-36341	38-3924636
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Space Center Drive
Colorado Springs, CO 80915
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 591-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 15, 2015, Vectrus, Inc. (the "Company") held its annual meeting of shareholders (the "Annual Meeting"). For more information on the following proposals submitted to shareholders, see the Company's proxy statement dated March 31, 2015 filed with the Securities and Exchange Commission.

1. Election of three Class I Directors. At the Annual Meeting, the shareholders elected each of the persons whose names are set forth below as Class I Directors for a term of three years to expire at the 2018 annual meeting of shareholders or until their successors are elected and qualified. Relevant voting information for each person follows:

	Votes For	Against	Abstain	Broker Non-Votes
Bradford J. Boston	7,571,868	109,864	9,519	1,498,381
Kenneth W. Hunzeker	7,649,649	31,349	10,253	1,498,381
Phillip C. Widman	7,572,855	108,100	10,266	1,498,381

In addition to the election of three directors, three other votes were taken at the Annual Meeting:

2. Ratification of appointment of the independent registered public accounting firm: The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2015 was ratified by a vote of 9,160,046 shares voting for the proposal, 14,349 shares voting against the proposal and 15,237 shares abstaining from the vote on the proposal, and there were zero broker non-votes.

3. To approve, on an advisory basis, the compensation paid to our named executive officers. The proposal for approval, in an advisory vote, of the compensation of the Company's named executive officers was approved by a vote of 7,201,992 shares voting for the proposal, 458,884 shares voting against the proposal and 30,375 shares abstaining from the vote on the proposal, and there were 1,498,381 broker non-votes.

4. To determine, on an advisory basis, whether a shareholder vote to approve the compensation of our named executive officers should occur every one, two or three years. The proposal to determine in an advisory vote, how freq    uently an advisory shareholder vote to approve the compensation of the Company's named executive officers should occur received the following votes: 6,604,009 shares voted for every one year, 19,265 shares voted for every two years, 1,037,354 shares voted for every three years, and 30,623 shares abstained from the vote, and there were 1,498,381 broker non-votes.

In light of the voting results with respect to frequency of shareholder votes on executive compensation, the Board of Directors has decided to submit for approval the compensation of the Company's named executive officers to an advisory vote annually.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vectrus, Inc.

Date: May 19, 2015	By:	/s/ Kathryn S. Lamping
Kathryn S. Lamping

	Its:	Assistant Secretary
(Authorized Officer of Registrant)